UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 21, 2015
(Date of earliest event reported)

The Eastern Company
 (Exact name of Registrant as specified in its charter)

Connecticut	0-599	06-0330020
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		identification No.)

112 Bridge Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 729-2255
 (Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Section 5 – Corporate Governance and Management

ITEM 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers

The Eastern Company (the "Company") today announced that Leonard F. Leganza will retire from his positions as the Chairman of the Board, President and Chief Executive Officer of the Company, effective when the term of his employment agreement expires on December 31, 2015.  Mr. Leganza will remain as a member of the Board of Directors of the Company until the expiration of his term at the 2017 annual meeting of the shareholders.

The Company announced that James M. Mitarotonda, age 61, will serve as the Chairman of the Board of Directors effective January 1, 2016.  Mr. Mitarotonda has been a director of the Company since May 20, 2015.  Mr. Mitarotonda is the Chairman, President and Chief Executive Officer of Barington Capital Group, L.P., an investment firm.  He currently serves as a director of A.Schulman, Inc., OMNOVA Solutions, Inc., The Pep Boys – Manny, Moe & Jack and Barington/Hilco Acquisition Corp.  He is a former director of a number of publicly-traded companies, including The Jones Group, Inc., Griffon Corporation, Gerber Scientific, Inc., Register.com, Inc. and Ameron International Corporation.

Further, the Company also announced that August M. Vlak, age 49, will serve as President and Chief Executive Officer of the Company effective January 1, 2016.  Mr. Vlak has been a management consultant and, most recently, a Senior Advisor to Barington Capital Group, L.P.  He was previously a partner at Katzenbach Partners, a Senior Advisor at Booz & Company, a consultant at McKinsey & Company and an investment banker at Lehman Brothers.

Section 7 – Regulation FD

ITEM 7.01 – Regulation FD Disclosure

On December 21, 2015, the Company issued a press release concerning the retirement of Leonard F. Leganza from his positions as the Chairman of the Board, President and Chief Executive Officer of the Company, and the appointment of James M. Mitarotonda as Chairman of the Board of Directors and August M. Vlak to serve as the President and Chief Executive Officer of the Company effective January 1, 2016.  A copy of the press release dated December 21, 2015 is attached hereto.

The information included in this Item 7.01 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, and shall not be incorporated by reference into any registration statement under the Securities Act except to the extent, if any, specifically identified in such registration statement as being incorporated by reference therein.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 – Financial Statements and Exhibits

(d)           Exhibits

Exhibit 99.1                                Press Release dated December 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Eastern Company

Date: December 21, 2015	/s/Leonard F. Leganza
Leonard F. Leganza Chairman, President and Chief Executive Officer